Exhibit 99.1

Operations Overview Don Brandt Analyst Conference November 7, 2008

Manage intrinsic growth in our markets Prudently increase our resource portfolio Maintain top-quartile operational performance and reliability Achieve constructive regulatory outcomes Manage costs aggressively Improve financial strength and shareholder value Strategic Objectives

Today's Agenda Four-part plan to improve APS' financial strength Growth update Resource planning and management Operations overview Fossil generation Customer service EEI Award and other recognition SunCor

Plan to Improve APS' Financial Strength Cost reductions announced January 2008 $200 million capital expenditures 2008 - 2012 $14 million annual O&M Additional $700 million capital expenditure reductions 2009 - 2011 announced October 2008 Interim rate request General retail rate case

Growth and Resource Management

Attractive Intrinsic Growth Characteristics Population Growth - Arizona vs. U.S. APS Customer Growth Arizona Population Growth U.S Population Growth '87 0.044 0.051 0.009 '88 0.032 0.023 0.009 '89 0.025 0.022 0.009 '90 0.021 0.018 0.011 '91 0.021 0.03 0.013 '92 0.025 0.032 0.014 '93 0.028 0.032 0.013 '94 0.036 0.035 0.012 '95 0.039 0.033 0.012 '96 0.041 0.037 0.012 '97 0.042 0.038 0.012 '98 0.04 0.037 0.012 '99 0.042 0.039 0.012 '00 0.041 0.034 0.011 '01 0.037 0.026 0.01 '02 0.031 0.027 0.01 '03 0.033 0.025 0.009 '04 0.037 0.03 0.009 '05 0.043 0.036 0.009 '06 0.044 0.036 0.01 '07 0.033 0.028 0.01 '08 0.016 0.015 0.009 Projected

Arizona Population Growth APS Customer Growth APS Retail Sales Growth* '87 0.051 0.044 0.045 '88 0.023 0.032 0.046 '89 0.022 0.025 0.053 '90 0.018 0.021 0.033 '91 0.03 0.021 0.034 '92 0.032 0.025 0.015 '93 0.032 0.028 0.039 '94 0.035 0.036 0.035 '95 0.033 0.039 0.042 '96 0.037 0.041 0.048 '97 0.038 0.042 0.036 '98 0.037 0.04 0.05 '99 0.039 0.042 0.03 '00 0.034 0.041 0.048 '01 0.026 0.037 0.013 '02 0.027 0.031 0.034 '03 0.025 0.033 0.038 '04 0.03 0.037 0.052 '05 0.036 0.043 0.038 '06 0.036 0.044 0.053 '07 0.028 0.033 0.021 '08 0.015 0.016 0.012 Population Growth Underpins APS Business Growth * Weather-normalized Projected

Arizona Population Growth APS Customer Growth APS Retail Sales Growth* '87 0.051 0.044 0.045 '88 0.023 0.032 0.046 '89 0.022 0.025 0.053 '90 0.018 0.021 0.033 '91 0.03 0.021 0.034 '92 0.032 0.025 0.015 '93 0.032 0.028 0.039 '94 0.035 0.036 0.035 '95 0.033 0.039 0.042 '96 0.037 0.041 0.048 '97 0.038 0.042 0.036 '98 0.037 0.04 0.05 '99 0.039 0.042 0.03 '00 0.034 0.041 0.048 '01 0.026 0.037 0.013 '02 0.027 0.031 0.034 '03 0.025 0.033 0.038 '04 0.03 0.037 0.052 '05 0.036 0.043 0.038 '06 0.036 0.044 0.053 '07 0.028 0.033 0.021 '08 0.015 0.016 0.012 APS Growth Historically Rebounds After Recessions * Weather-normalized Projected

APS Resource Management Initiatives Maintaining diversified energy mix Balancing needs and resources Addressing renewables, energy efficiency and climate change Hedging purchased power and gas prices

Diversified Energy Fuel Mix Energy Fuel Mix Nuclear 8057939 0.25 Coal 12685068 0.39 Gas 6194661 0.19 Purchased Power 5303197 0.17 Total 32240865 1 Native Load Twelve months ended September 30, 2008

2008 2009 2010 2011 Status 9/30/08 0.85 0.809 0.547 0.373 Targets (not on chart) 0.85 0.85 0.55 0.35 As of September 30, 2008 Purchased Power and Gas Hedging Program Percent of Requirements Hedged

'07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Native Load Peak & Reserves 8100 8180 8246 8286 8370 8496 8600 8903 9237 9584 9933 10266 10592 10906 Long-Term Resources 7929 8470 8640 8795 8520 8790 8786 8786 8786 8286 7785 7785 7785 7225 MW Meeting Challenges of Peak Load Growth 2007 - 2020 Average Annual Load Growth 2.3% Projected

Arizona Renewable Energy Standard (RES) Sets minimum renewable energy amounts 1.5% of energy for retail sales in 2007 5% of energy for retail sales by 2015 15% of energy for retail sales by 2025 Includes distributed energy component 5% of total in 2007 30% of total by 2012 Arizona Renewable Resource Requirements

APS Major New Solar Resource Solana Generating Station 280 MW concentrating solar plant 70 miles southwest of Phoenix Larger than any existing solar facility in the world APS 30-year purchase power agreement for all output (900 GWh/year) Thermal storage capability will allow summer on-peak capacity factor over 90% To be built, owned and operated by Abengoa Solar Planned to be operational in late 2011

APS participation approved by ACC September 2008 Status of Certificate of Environmental Compatibility (CEC) Siting committee approval October 2008 ACC ruling expected December 2008 Renewables tax credit extension approved by Congress September 2008 Solana Generating Station Recent Milestones

Stakeholders actively involved Resource needs and options evaluated Peaking capacity through next decade Baseload capacity thereafter APS resource plan to be filed with ACC year-end 2008 ACC integrated resource planning rules being developed Resource Planning for the Future

Operational Excellence

Top-Tier Coal Generation Performance '03 '04 '05 '06 '07 APS Capacity Factors 0.75800000013148 0.842 0.871 0.869 0.875 0.856 Industry Average 0.685 0.706 0.719 0.736 Capacity Factors APS Industry Average 2007 Highlights Record fleet capacity factors for fourth straight year Cholla Set new production record 5.1 million MWh Capacity factor 90% Four Corners Capacity factor 86% 14.6 million MWh generated 12 Months Ended Sept '08

Fossil Generation Environmental Targets Fossil Generation Environmental Targets Zero non-air related reportable environmental incidents Self assessments at each plant annually Environmental Management Systems (EMIS) to promote compliance at all levels

Company Score Portland General Electric 670 Arizona Public Service 652 Pacific Gas and Electric 633 Southern California Edison 631 Pacific Power 631 Rocky Mountain Power 626 San Diego Gas & Electric 622 Xcel Energy-West 606 Nevada Power 595 Puget Sound Energy 589 Industry Average 626 Company Score Pacific Gas and Electric 721 Portland General Electric 717 Southern California Edison 701 Arizona Public Service 700 PNM Resources 695 Puget Sound Energy 682 PacifiCorp 681 Sierra Pacific Resources 679 Xcel Energy-West 672 San Diego Gas & Electric 662 Industry Average 693 APS Customer Satisfaction High Among Western Electric IOU's APS APS Rating Rating Residential Customers Commercial Customers J.D. Power 2008 Surveys

Top-Quartile Reliability Reducing Average Customer Outage Time 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Actuals 105 96 104 115 79 98 81 97 93 89 Trend Line Actuals Trend Line Minutes Average annual outage time per customer System Average Interruption Duration Index (SAIDI) Top-Quartile Performance

Labor Day Storm Response Exemplified Excellence August 28 - Thursday 10:00 p.m.- First Storm - 80,000 customers out August 29 - Friday 6:30 a.m. - 32,000 out 8:00 p.m. - 3,400 out 11:00 p.m.- Second Storm - 9,000 more off August 30 - Saturday 7:30 a.m. - 4,000 out 9:00 p.m. - 1,500 out August 31 - Sunday Customers out reduced to 400 September 1 - Monday All restored by 3:00 p.m. Timeline

Labor Day Storm Response Statistics 51 distribution feeders - 80,000 customers impacted Call Center handled 47,609 customer calls on August 29 (single-day record) Over 2,600 trouble orders Vegetation management crews cleared lines at 250 locations 147 poles and over 100 transformers replaced 500 employees and 200+ contractors involved in restoration efforts

APS Receives Electric Industry's Most Prestigious Honor "APS' new system for monitoring transformer performance is a remarkable achievement and could potentially benefit electric utilities everywhere.... This system represents a significant step forward in managing and monitoring the electric grid." Thomas Kuhn Edison Electric Institute President June 2008

Other Recognition Environmental, Sustainability and Technology Innovest's highest rating (AAA) and ranked #2 electric utility Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World by Corporate Knights Storebrand's Social Responsibility Index "best in class" distinction EPA Climate Protection Award SEPA Top 10 Utility Solar Ranking Top 10 in U.S. in Technology Innovation and #1 utility

SunCor

SunCor Overview IDAHO UTAH NEW MEXICO ARIZONA Boise St. George Santa Fe Sedona Prescott Phoenix As of September 30, 2008 Commercial and residential real estate developer in Western U.S. Total assets = $578 million Equity = $297 million Diverse geographic and business mix 6 master-planned communities 2 major commercial projects

SunCor Near-Term Tactics Manage land, residential and commercial inventory Reduce costs / improve efficiency Workforce reduced 50% from peak Capital expenditure reduction/delay General and administrative expenses being reduced more than 20% from peak

Strategic Summary Manage intrinsic growth in our markets Prudently increase our resource portfolio Maintain top-quartile operational performance and reliability Achieve constructive regulatory outcomes Manage costs aggressively Improve financial strength and shareholder value